Wealthfront Risk Parity Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
July 31, 2020

Principal Amount		SHORT-TERM INVESTMENTS - 94.7%		Yield Rate (%)	Maturity		Value
		U.S. GOVERNMENT - 91.4%
$ 58,000,000		U.S. Treasury Bill		0.04	8/6/2020		$ 57,999,613
35,000,000		U.S. Treasury Bill		0.06	8/13/2020		34,999,222
34,000,000		U.S. Treasury Bill		0.07	8/20/2020		33,998,635
68,500,000		U.S. Treasury Bill		0.08	8/27/2020		68,496,004
98,000,000		U.S. Treasury Bill		0.08	9/3/2020		97,992,616
23,500,000		U.S. Treasury Bill		0.08	9/10/2020		23,497,954
7,500,000		U.S. Treasury Bill		0.08	9/17/2020		7,499,203
11,000,000		U.S. Treasury Bill		0.09	9/24/2020		10,998,570
409,500,000		U.S. Treasury Bill		0.09	10/1/2020		409,439,599
21,000,000		U.S. Treasury Bill		0.09	10/8/2020		20,996,535
53,000,000		U.S. Treasury Bill		0.09	10/15/2020		52,990,059
7,500,000		U.S. Treasury Bill		0.09	10/22/2020		7,498,521
69,000,000		U.S. Treasury Bill		0.09	10/29/2020		68,984,993
							895,391,524
Shares		MONEY MARKET FUND - 3.3%
32,622,553		First American Treasury Obligations Fund - Institutional Shares, 0.07% +					32,622,553

		TOTAL SHORT-TERM INVESTMENTS (Cost - $927,999,538)					928,014,077

		TOTAL INVESTMENTS - 94.7% (Cost - $927,999,538)					$ 928,014,077
		OTHER ASSETS LESS LIABILITIES - 5.3%					52,064,910
		NET ASSETS - 100.0%					$ 980,078,987

+ Money market fund; interest rate reflects seven-day effective yield on July 31, 2020.

TOTAL RETURN SWAPS
								Percentage of
								Underlying ETF's
Notional Amount at	Number of		Interest Payable				Unrealized Appreciation/	Unrealized
July 31, 2020	Shares	Reference Entity	Index	Spread	Termination Date	Counterparty	(Depreciation)	Appreciation
$ 828,614,492	7,045,448	iShares Core U.S. Aggregate Bond ETF	1 Month USD LIBOR	28-58 bps	8/3/2020-8/6/2021	JPM	$ 14,807,262	92.79%
160,542,804	1,534,628	iShares JP Morgan USD Emerging Markets Bond ETF	1 Month USD LIBOR	27-44 bps	8/3/2020-7/30/2021	JPM	13,623,912	95.48%
41,478,493	163,717	SPDR S&P 500 ETF Trust	1 Month USD LIBOR	20-33 bps	4/5/2021-5/10/2021	JPM	12,153,373	98.56%
58,601,453	1,508,918	Vanguard FTSE Developed Markets ETF	1 Month USD LIBOR	33-38 bps	9/8/2020-6/7/2021	JPM	1,724,930	85.14%
56,135,644	1,449,331	Vanguard FTSE Emerging Markets ETF	1 Month USD LIBOR	26-38 bps	8/24/2020-6/7/2021	JPM	6,400,797	96.86%
34,064,956	482,763	Vanguard Real Estate ETF	1 Month USD LIBOR	20-28 bps	4/5/2021-7/15/2021	JPM	5,544,587	94.27%
							$ 54,254,861
ETF - Exchange-Traded Fund
JPM - JP Morgan
LIBOR - London Interbank Offered Rate

Wealthfront Risk Parity Fund
PORTFOLIO OF INVESTMENTS (Unaudited)(Continued)
July 31, 2020

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles in the United States of America (“U.S. GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 "Financial Services – Investment Companies".

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. Debt securities, including U.S. government obligation (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Total return swaps on exchange-listed securities shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation on each underlying exchange-listed security. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. The Fund may fair value a particular bond if the adviser does not believe that the round lot value provided by the independent pricing service reflects fair value of the Fund’s holding. Short-term debt obligations having 60 days or less remaining until maturity, at the time of purchase, may be valued at amortized cost.

Valuation of Underlying Funds - The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value according to the methods established by the board of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The committee may also enlist third party consultants such a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to, as needed, attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Wealthfront Risk Parity Fund
PORTFOLIO OF INVESTMENTS (Unaudited)(Continued)
July 31, 2020
Fair Valuation Process – The applicable investments are valued collectively via inputs from each group within the fair value committee.  For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument; factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Swap Agreements – The Fund may enter into various swap transactions for investment purposes or to manage interest rate, equity, or credit risk.   These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.

The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, or in a “basket” of securities representing a particular index or market segment.  Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each day as reported by the swap counterparty.  Realized gains and losses from the decrease in notional value of the swap are recognized on trade date. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statement of Operations

.

The notional value of swaps disclosed in the Portfolio of Investments at July 31, 2020 are a reflection of the volume of derivative activity for the Fund.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis.  U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 - Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, price for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would use in valuing the asset or liability, and would be based on the best information available.

Wealthfront Risk Parity Fund
PORTFOLIO OF INVESTMENTS (Unaudited)(Continued)
July 31, 2020

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of July 31, 2020 for the Fund's assets and liabilities measured at fair value:

Wealthfront Risk Parity Fund
Assets *	Level 1	Level 2	Level 3	Total
Short-Term Investments	$ 32,622,553	$ 895,391,524	$ -	$ 928,014,077
Swap Contracts ^	-	54,254,861	-	54,254,861
Total	$ 32,622,553	$ 949,646,385	$ -	$ 982,268,938

The Fund did not hold any Level 3 securities during the period.
* Refer to the Portfolio of Investments for industry, geographic, or other classifications.
^ The amounts shown for swaps are unrealized appreciation/depreciation.

Aggregate Unrealized Appreciation & Depreciation - Tax Basis
Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$ 927,999,538	$ 54,276,022	$ (6,622)	$ 54,269,400